SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 12, 1998


                                VERSATILITY INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


        0-21793                                            52-1214354
-------------------------                            ----------------------
 (Commission File Number)                            (IRS Employer Id. No.)


   11781 Lee Jackson Memorial Highway, Seventh Floor, Fairfax, Virginia 22033
             -----------------------------------------------------
              (Address of principal executive offices) (Zip Code)

                 Registrant's telephone number, including area
                                     code:

                                 (703) 591-2900
                                 --------------


                                Page 1 of 6 Pages
                             Exhibit Index - page 4

Item 5.  Other Events.

         Versatility Inc. (the "Company") announced that it has temporarily postponed reporting final operating results for the third quarter of fiscal 1998 and that it anticipates that it will not file its Quarterly Report on Form 10-Q for the third quarter on time. In addition, the Company announced that it expects to restate its earnings for fiscal 1997 and the first and second quarters of fiscal 1998. The Company, under the supervision of its Audit Committee, is examining the accounting treatment of certain transactions and expects to file its Form 10-Q for the third quarter of fiscal 1998 and any required restated quarterly or annual reports as soon as its examination is complete. Previously issued financial statements for fiscal 1997 and interim periods for fiscal 1998 and any related independent auditor's reports should not be relied upon. The Company also announced the resignation of Ronald Charnock as Chairman, Chief Executive Officer and a Director of the Company. Marcus Heth also stepped down as a Director, although he will continue with the Company as Senior Vice President. Paul Zoukis, recently appointed President and Chief Operating Officer, was elected to the Board of Directors. Attached as Exhibit 99 is the press release dated March 12, 1998.



Item 7.  Financial Statements and Exhibits

         (c)      Exhibits.

            Exhibit No.   Exhibit

                99        Press Release of Versatility Inc. dated March 12, 1998




                                Page 2 of 6 Pages

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            VERSATILITY INC.
Dated: March 17, 1998

                                            By:  /s/ Kenneth T. Nelson
                                                 _________________________
                                                 Kenneth T. Nelson
                                                 Chief Financial Officer



                                Page 3 of 6 Pages

                                 EXHIBIT INDEX



                                                                 Page Number in
Exhibit                                                          Sequentially
Number                      Description                          Numbered Copy
------                      -----------                          --------------

     99        Press Release of Versatility Inc. dated                   5
               March 12, 1998.




                                Page 4 of 6 Pages